LORD ABBETT INVESTMENT TRUST

Lord Abbett Floating Rate Fund

Supplement dated June 10, 2011 to the

Prospectus dated April 1, 2011

The following replaces the subsection titled “Investment Adviser – Portfolio Manager” on page 57 of the prospectus:

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Christopher J. Towle, Partner and Director	2007
Joel G. Serebransky, Portfolio Manager	2011

The following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers – Floating Rate Fund” on page 171 of the prospectus:

Floating Rate Fund. Christopher J. Towle, Partner and Director, and Joel G. Serebransky, Portfolio Manager, head the team and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since 2007. Mr. Serebransky joined Lord Abbett in and has been a member of the team since 2011. Prior to that date, from 2005 to 2010, he was a Managing Director at Navigare Partners, an investment firm focusing on credit risk oriented portfolio strategies.

Please retain this document for your future reference.